Securities Act File No. 33-56094



                   PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND

                        SUPPLEMENT DATED JANUARY 16, 2001
                           TO THE CLASS A, B, C, AND M
             INTERNATIONAL EQUITY FUNDS, PRECIOUS METALS FUNDS, AND
                   INTERNATIONAL INCOME FUND PROSPECTUS DATED
                                NOVEMBER 1, 2000

     On October 17, 2000, Nicholas-Applegate Capital Management ("NACM"), the Sub-Adviser to the International SmallCap Growth Fund (the "Fund"), and Allianz of America, Inc. ("Allianz of America") and certain other affiliated parties entered into a merger agreement pursuant to which Allianz of America will acquire NACM. Allianz of America is a holding company that owns several insurance and financial service companies and is a wholly owned subsidiary of Allianz AG, a German publicly traded company. Completion of the acquisition is contingent upon, among other things, the receipt of certain shareholder regulatory approvals. The closing of the acquisition is expected to occur during the first quarter of 2001, although there is no assurance that the acquisition will be completed.

     NACM and its affiliates are currently expected to continue to operate under their existing names. It is anticipated that NACM will maintain its operational autonomy and continuity of management. ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"), Adviser of the Fund, does not currently anticipate that there will be any changes in the investment personnel primarily responsible for management of the Fund as a result of the acquisition.

     The Sub-Advisory Agreement between ING Pilgrim Investments, on behalf of the Fund, and NACM may terminate automatically as a result of NACM's acquisition. At a meeting held on January 16, 2001, the Board of Trustees approved a new Sub-Advisory Agreement. Shareholder approval of this Agreement will be sought at a meeting of shareholders to be scheduled in the near future.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE